                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-57003, 33-65437, 333-15115, 333-15117,
333-60725, 333-67835, 333-81371 and 333-86455.


                                                             ARTHUR ANDERSEN LLP

Birmingham, Alabama
March 15, 2001